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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Fischer Imaging Corporation
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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12300 North Grant Street
Denver, Colorado 80241
(303) 452-6800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of Fischer Imaging Corporation (the "Company"), will be held at the Company's headquarters, 12300 North Grant Street, Denver, Colorado 80241, on Tuesday, June 29, 2004 at 3:00 p.m., for the following purposes, as more fully described in the proxy statement accompanying this notice:

  (1)
  To elect two Class I directors and two Class III directors to the Board of Directors to serve for a three-year term ending in the year 2007 or until their successors are duly elected and qualified;

  (2)
  To approve the 2004 Stock Incentive Plan (the 2004 Plan); and

  (3)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders holding shares of Common Stock of record at the close of business on May 14, 2004, will be entitled to notice of, or to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE HAS BEEN ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU STILL HAVE THE POWER TO REVOKE IT AT ANY TIME, AND YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Sincerely,

Harris Ravine Chief Executive Officer

Denver, CO
May 21, 2004

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

FISCHER IMAGING CORPORATION
12300 North Grant Street
Denver, Colorado 80241

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2004

        The enclosed proxy is solicited on behalf of the Board of Directors ("Board") of Fischer Imaging Corporation, a Delaware corporation ("Fischer" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 29, 2004 at 3:00 p.m., or at any adjournment or postponement thereof, at the Company's headquarters, 12300 North Grant Street, Denver, Colorado 80241. This Proxy Statement and the enclosed proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about May 21, 2004.

Voting

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. The record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting is May 14, 2004. There currently are 9,348,484 shares of the Company's Common Stock, par value $0.01, issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on May 14, 2004. Stockholder voting for the election of directors is non-cumulative.

        All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Proxies

        If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such director is withheld, and FOR the approval of the 2004 Stock Incentive Plan. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Company's Corporate Secretary at the Company's principal executive offices at 12300 North Grant Street, Denver, Colorado 80241, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals for Next Year's Meeting

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2005 Annual Meeting of stockholders pursuant to Rule 14a-8 of the U.S. Securities and Exchange Commission (the "SEC") is February 1, 2005. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and form of proxy must do so no earlier than the close of business on the fiftieth day prior to, nor later than the close of business on the thirtieth day prior to the date of the 2005 Annual Meeting.

PROPOSAL ONE: ELECTION OF CLASS I DIRECTORS AND CLASS III DIRECTORS

        The Board is divided into three classes comprised of a comparable number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines by resolution that any such vacancies shall be filled by election by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        At the Annual Meeting, all Class I directors and all Class III directors are to be elected to hold office for a term of three years, or until their successors have been duly elected and qualified. Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of (i) Todger Anderson and Dr. Gail Schoettler as the Class I directors, and (ii) Harris Ravine and Charlotte Petersen as the Class III directors. All of the nominees were each initially recommended by our Corporate Governance Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. Information with respect to each nominee is set forth in the section entitled "Board of Directors." Mr. Anderson, Dr. Schoettler and Mr. Ravine are current directors of the Company. Mr. Ravine also is the Company's President and Chief Executive Officer. The proxy cannot be voted for more than two nominees for each class of directors which are up for election.

        Election of the directors will require the affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting, assuming a quorum is present. Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of the directors if such firms have not received voting instructions from a beneficial owner. Stockholders do not have a right to cumulate votes in the election of directors.

Recommendation

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO: APPROVAL OF 2004 STOCK INCENTIVE PLAN

        In April 2004, the Board approved the 2004 Stock Incentive Plan. The following is a summary of the 2004 Plan, and the entire 2004 Plan is attached as Appendix A to this proxy statement. The 2004 Plan is divided into three separate components: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program, and (iii) the Automatic Option Grant Program.

        The Discretionary Option Grant Program and Stock Issuance Program are administered by the plan administrator, which may be the Compensation Committee, the entire Board, or a qualified subsection thereof. Under the Discretionary Option Grant Program, the Plan has authorized the Board to grant options to key employees, directors, and consultants to purchase up to 700,000 shares, which is the maximum amount of shares of common stock authorized for issuance under the 2004 Plan. In no event may any one participant in the 2004 Plan receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year. The plan administrator has the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program. For all programs under the 2004 Plan, the vesting, exercise prices and other terms of the option or stock grant are generally fixed by the plan administrator.

        Under the Discretionary Option Grant Program, vesting is generally expected to be over a four year term. Options are granted at prices not less than 100% of the fair market value at the date of grant for incentive stock options ("ISO") (110% of the fair market value for ISO grants to stockholders holding 10% or more of the Company's Common Stock) and non-statutory stock options ("NSO"). These options expire no later than ten years from the date of grant. The options may be exercisable upon grant but, if any options are exercised before they vest, the holder cannot sell or vote the shares until such shares have vested. If the holder leaves the Company before the shares exercised by early exercise are fully vested, the Company has the right to repurchase such unvested options at the lower of the holder's original exercise price or fair market value. The plan administrator has the discretion to accelerate the exercise and vesting term of these option grants.

        Under the Stock Issuance Program, the plan administrator has discretion as to which eligible persons are to receive such stock issuances, the time or times when the issuances are to be made, the number of shares to be issued, the vesting schedule (if any) applicable to the issued shares, the consideration for such shares, and the power to accelerate the exercise or vesting provisions of such grants. Eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of the shares at the fair market value per share, as a bonus tied to the performance of services previously rendered or as restricted stock subject to vesting upon the attainment of prescribed milestones, which may be performance or time-based. The Common Stock may be fully vested or be subject to performance or time-based vesting. Common Stock purchase grants made pursuant to the 2004 Plan are granted at prices not less than 100% of the fair market value per share on the date of grant. If the holder leaves the Company before the restricted shares of Common Stock granted pursuant to the 2004 Plan are fully vested, the Company has the right to repurchase such unvested shares of Common Stock at the lower of the employee's original exercise price (if any) or the fair market value. In addition, the plan administrator has the discretion to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) that would otherwise occur if the holder has left the Company or upon the non-attainment of the performance objectives applicable to such shares, upon which waiver such shares of Common Stock would be deemed to be immediately vested.

        Under the Automatic Option Grant Program, a director who is not an employee of the Company on the effective date of the 2004 Plan (the Plan Effective Date) automatically receives an NSO to purchase shares of Common Stock on the Plan Effective Date. The number of shares subject to this automatic option grant is equal to difference between 10,000 shares and the number of shares subject to any options granted to such individual between January 1, 2004 and the Plan Effective Date. Non-employee directors appointed after the Plan Effective Date are automatically granted, on the date of such initial election or appointment, a fully-vested, immediately exercisable NSO to purchase 10,000 shares of Common Stock upon his or her election to the Board. In addition, all non-employee directors receive an additional option grant to purchase 10,000 shares on each January 1st thereafter (if the person remains a director on such date). In the event of a termination of a director's service, the options remain exercisable for a period of twelve months, but in no event beyond ten years from the date of grant.

        A total of 700,000 shares of Common Stock have been reserved for issuance under the 2004 Plan. It is expected that, if the 2004 Plan is approved, grants of options to purchase 100,000 shares and 35,000 shares, respectively, will be made to Harris Ravine, our Chief Executive Officer, and David Kirwan, our Chief Financial Officer.

  Federal Income Tax Consequences

        The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2004 Plan. Because application of the tax laws varies according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences of his or her participation in the 2004 Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

        Incentive Stock Options.    A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. The Company will not be entitled to a deduction with respect to the grant or exercise of the ISO or the sale of the ISO shares, except in the case of a disqualifying disposition of the ISO shares, upon which event the Company deduction is the same amount as the income to the participant.

        Alternative Minimum Tax.    The exercise of an ISO may result in tax liability to the recipients under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of "alternative minimum taxable income" in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO (as noted below), so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person's circumstances.

        Non-Statutory Stock Options.    The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

        Restricted Stock Awards.    Grantees of restricted shares issued pursuant to the 2004 Plan (the "Restricted Shares") ordinarily do not recognize income at the time of the grant of such awards. However, when Restricted Shares are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Shares may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to the Company. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

        Withholding.    The Company is required to withhold federal, state and local income and payroll taxes in connection with any NSO or other stock award granted to an officer or employee under the 2004 Plan.

        Change of Control.    If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "excess parachute payments" under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

        The foregoing summary of the federal income tax consequences of the 2004 Plan is based on present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

        Approval of the 2004 Plan will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, assuming a quorum is present.

Recommendation

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2004 PLAN.

BOARD OF DIRECTORS

Nominees and Members of the Board

        The Board consists of three classes of directors, each class serving for a three-year term originally ending in successive years. The authorized number of directors is currently five. The Class I directors, whose term will expire at the 2004 Annual Meeting, are Todger Anderson and Dr. Gail Schoettler. The sole Class II director, whose term will expire at the 2005 Annual Meeting, is Taylor Simonton. The sole Class III director, whose term will expire at the 2004 Annual Meeting, is Harris Ravine.

        The following table lists the nominees, the continuing members of the Board, their ages, positions with the Company, terms of office and the years they were first elected as directors:

	Name	Age	Position with the Company	Director Since
Class I	Nominees For A Three Year Term Expiring in 2007(1):
	Dr. Gail Schoettler	60	Chair of the Board	2003
	Todger Anderson	59	Director	2003
Class II	Director Whose Term Expires in 2005:
	Taylor Simonton	59	Director	2003
Class III	Nominees For A Three Year Term Expiring in 2007(2):
	Harris Ravine	61	Director, President and Chief Executive Officer	2003
	Charlotte Petersen	43	n/a	n/a

(1)
As a result of there being no Annual Meeting of Stockholders in 2003, the term of the Class I directors is for three years from the 2004 Annual Meeting.

(2)
Harris Ravine, Class I Director in 2003 and 2004, was re-slated by the Board as a Class III Director on April 13, 2004.

Nominees

        Dr. Gail Schoettler joined our Board in January 2003. Dr. Schoettler served the State of Colorado as Lieutenant Governor from 1995 to 1999. Prior to this Dr. Schoettler served as Colorado State Treasurer. From 1999 to 2000, Dr. Schoettler was appointed by President Clinton to serve as the US Ambassador to the World Radiocommunication Conference, where almost 200 countries negotiated a global treaty for the allocation of the radio spectrum for industrial and military uses. From 2000 to present, Dr. Schoettler has been self-employed. Dr. Schoettler has started two successful banks and continues to help manage her family's cattle ranch, vineyards and real estate enterprises. Dr. Schoettler received her B.A. in economics from Stanford University as well as her M.A. and Ph.D. from the University of California at Santa Barbara. Dr. Schoettler speaks and writes internationally on globalization, political strategies for business, and women's issues. Dr. Schoettler also serves as a director and member of the Nomination, Corporate Governance, Compensation and Audit Committees of Aspen Bio, Inc., a Denver-based manufacturer of high quality purified proteins. In addition, Dr. Schoettler serves on the boards of CancerVax Corp. a private corporation, and AirGate PCS, and on a number of boards in the non-profit environment. Among Dr. Schoettler's numerous awards, she received France's highest civilian award, the French Legion of Honor, from President Jacques Chirac of France. On May 12, 2003, Dr. Schoettler was appointed as the Chair of our Board. In addition, Dr. Schoettler is chair of our Corporate Governance Committee and a member of our Audit Committee, and Compensation and Human Resources Committee.

        Todger Anderson joined our Board in March 2003. Mr. Anderson has 28 years in managing money for Denver Investment Advisors and its predecessor organizations. He began his experience as a security analyst with the United Bank of Denver and moved into portfolio management with Financial Programs, Inc. prior to joining Denver Investment Advisors. With the formation of Denver Investment Advisors in 1984, he became President and Director of Portfolio Management and continues to serve in that capacity. Mr. Anderson serves on the board of Blue Chip Value Fund. Mr. Anderson's educational background consists of a B.A. from Colby College and an M.B.A. from the University of Denver. He is a member of the Denver Society of Security Analysts and is a Chartered Financial Analyst. Mr. Anderson currently chairs our Compensation and Human Resources Committee and is a member of our Audit Committee and Corporate Governance Committee.

        Harris Ravine joined our Board in January 2003. On April 24, 2003, Mr. Ravine was named as our President and Chief Executive Officer. Mr. Ravine has more than 20 years of senior level management and board experience. He has served as a Senior Advisor to Kalos Strategy Group, a business consulting firm, Meritage Associates, a business development and channel strategy firm located in Boston, and BlueLake Partners, a boutique investment banking firm. From October 2000 until the first quarter of 2002, Mr. Ravine was a special limited partner of Telecom Partners Fund, a Denver-based venture capital firm focused on the services segment of the telecom market. In early 2000 Mr. Ravine worked with a number of start-up and early stage technology companies both in the US and abroad. Between 1997 and the end of 1999, Mr. Ravine was Chairman and CEO of Andataco, Inc., a company that designed and marketed "open systems" storage and software solutions. Andataco reached revenues of more than $100 million before it was merged with another company. Between 1994 and 1997, Mr. Ravine was the managing partner of BI Capital, Inc., a private investment company focused on early stage funding of technology companies in both the storage and medical devices markets. Mr. Ravine currently serves as a director and member of the Audit Committee for California First National Bank. In addition to serving on a number of boards in the non-profit environment, Mr. Ravine has taught and lectured at several universities and was the co-recipient of a major grant from the Ford Foundation to develop a course in leadership. Mr. Ravine received his J.D. degree from the University of Minnesota.

        Charlotte Petersen has been nominated for election to our Board at the Annual Meeting. Ms. Petersen has 16 years of experience in managing money for Denver Investment Advisors and its predecessor organizations and United Capital Management. She began her career in 1986 at United Capital as an investment analyst and assistant Vice-President responsible for providing in-depth analysis and recommendations for stock investments. In 1993 she joined Denver Investment Advisors where she was a portfolio manager and partner responsible for large-cap and mid-cap portfolios until 2002 when she retired from the company. Ms. Petersen received her B.A. from Princeton University and is a Chartered Financial Analyst.

Continuing Director

        Taylor Simonton joined our Board in January 2003. Mr. Simonton joined our Board after retiring from a 35-year career at PricewaterhouseCoopers LLP in May 2001. While a partner at PricewaterhouseCoopers' national office from 1995 to 2001, Mr. Simonton was a member of the group overseeing all accounting and auditing standards, SEC, risk and quality and corporate governance matters for his firm. He received his B.S. in accounting from the University of Tennessee and is treasurer and board member of the Cancer League of Colorado, a non-profit group dedicated to raising cancer research dollars. He is also a member of the Advisory Board of the Colorado chapter of the National Association of Corporate Directors. Mr. Simonton is Chair of our Audit Committee, and is a member of our Compensation and Human Resources Committee and Corporate Governance Committee.

Board Meetings and Committees

        The Board held six in-person scheduled Board meetings in 2003 and held several additional meetings via teleconference to receive updates on the Company's status between the scheduled Board meetings. Each director attended 100% of the in-person scheduled Board meetings and committee meetings of which he or she was a member during 2003.

        Each of our directors, other than Mr. Ravine, qualifies as "independent" in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company or the Company's management.

        Audit Committee.    The Board has an Audit Committee, which is presently composed of Mr. Simonton (Chair), Dr. Schoettler, and Mr. Anderson. The Audit Committee met nine times in 2003 and three times in 2004 through April 12 to consider various accounting and auditing matters related to the Company, to review the Company's financial statements, to review the services rendered by the Company's independent auditors and to recommend the selection of independent auditors for the Company. As more fully explained in its charter, which is filed as Appendix B to this proxy statement, the Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company's financial statements, financial reporting process, systems of internal accounting and financial controls, performance of the Company's independent auditors, the independent auditors' qualifications and independence, the Company's ethics policies, and the Company's compliance with legal and regulatory requirements that may have an effect on the financial statements.

        As required by NASDAQ rules, the members of the Audit Committee each qualify as "independent" under special standards established by the SEC for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules, including that the person meets the relevant definition of an "independent director." Taylor Simonton is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Simonton's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Simonton any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

        The Audit Committee charter also includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside auditor. The Audit Committee is required to pre-approve all auditing and non-audit services performed by independent auditors and will not engage its independent auditors to perform specific non-audit services proscribed by law or regulation. Pre-approval authority may be delegated to the Chair of the Audit Committee who shall report any decisions to the full Audit Committee at its next scheduled meeting. The Audit Committee has pre-approved tax consulting services up to $50,000 annually by the Company's independent auditors in the areas of a) review of and compliance advice related to foreign, state and local tax returns,

b) assistance with audits of tax returns, and c) other tax compliance related consulting; however, no such services were provided in 2003.

        Compensation and Human Resources Committee.    The Board also has a Compensation and Human Resources Committee, which is presently composed of Mr. Anderson (Chair), Dr. Schoettler and Mr. Simonton. The Compensation and Human Resources Committee met four times in 2003. In addition to reviewing and recommending compensation for the Company's Chief Executive Officer, the Compensation and Human Resources Committee also administers the Company's 1991 Stock Option Plan, and Employee Stock Purchase Plan and non-Plan grants.

        Corporate Governance Committee.    In November of 2001, the Board formed a Nominating Committee that is now called the Corporate Governance Committee, which is presently composed of Dr. Schoettler (Chair), Mr. Anderson and Mr. Simonton. The Corporate Governance Committee met two times during 2003. The Corporate Governance Committee reviews and makes recommendations to the Board concerning its composition, organization and processes; the type, function, size and membership of Board committees; qualifications and eligibility requirements for Board members; evaluation of the Board; Board compensation; the Board's relationship with the Chair and Chief Executive Officer and other corporate governance issues.

        The Corporate Governance Committee also recommends to the Board candidates for election as directors, as suggested by its members and other Board members, as well as management and shareholders. Once the Corporate Governance Committee has identified a prospective nominee, the Corporate Governance Committee makes an initial determination as to whether a full evaluation of the candidate is warranted. The Committee bases this initial determination on information provided to the Committee in the initial recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendations or others. The Committee's initial evaluation also weighs the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

        If the Committee determines, in consultation with the Chair of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee's background and experience.

        In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, and interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

        The Corporate Governance Committee will consider nominees recommended by stockholders. Stockholder recommendations should be submitted in writing to Fischer's Corporate Secretary, 12300 North Grant Street, Denver, CO 80241, with a description of the proposed nominee's qualifications and other relevant biographical information, and the nominee's consent to serve as a director. See "Deadline for Receipt of Stockholder Proposals for Next Year's Meeting" on page 2 of this proxy statement for further information about submitting nominees. In addition, please review our Bylaws for specific requirements for the nomination of directors by stockholders.

Lead Director Position

        In November 2001, the Board amended the Company's Bylaws to create the position of Lead Director. The Lead Director must be a current member of the Board and may be appointed at any time by the vote of a majority of the independent members of the Board. The independent members of the Board may delegate such authority and assign such duties to the Lead Director as they may determine, with the exception of those duties conferred by law on the Chair of the Board, the President and the Chief Executive Officer. The compensation, term of service and, if applicable, removal of the Lead Director is determined by a vote of the independent members of the Board. The Lead Director position remained vacant from September 30, 2002 until March 11, 2003, when Harris Ravine was appointed as our Lead Director. Mr. Ravine served as our Lead Director until April 24, 2003, when he was named as our President and Chief Executive Officer. Mr. Ravine received Lead Director fees totaling $18,000 during 2003 for services performed as an independent director prior to being named our President and Chief Executive Officer. Dr. Schoettler, an independent director, is our current Chair of the Board, and there presently is no Lead Director.

Compensation of Directors

        All non-employee directors of the Company are reimbursed for expenses incurred for attendance at Board meetings and each receives $2,000 for each in-person Board meeting attended by such director. Each director also receives a quarterly retainer fee of $2,500 and the Chair of the Board of Directors and Chair of the Audit Committee also receive a quarterly Chair fee of $10,000 each. We also paid our Chair of the Audit Committee a Special Audit Chair fee of $15,000 and a Special Committee Chair and Audit Committee Chair fee totaling $40,000 during 2003 in connection with the Committee's work performed in conjunction with the Company's financial restatement.

        Pursuant to our 1993 Non-Employee Director Stock Option Plan, adopted in 1993 and amended in 1998 and 2002 and administered by our Board, a director who is not an employee of the Company receives a grant of options to purchase 10,000 shares of our Common Stock in connection with joining the Board upon his or her election or appointment to our Board, 5,000 of which are discretionary grants. Such directors receive an additional grant of options to purchase 5,000 shares of our Common Stock on each February 26 thereafter if the person remains a director on such date. In addition, the Board is permitted to make discretionary grants to non-employee directors. Under the Director Plan, each option automatically granted has an exercise price equal to the fair market value of a share of our Common Stock on the date of grant, is immediately exercisable and expires ten years from the date of grant subject to extensions based on years of service. If a person ceases to be a director for any reason other than death or disability, the options remain exercisable for a period equal to the director's length of service, but not less than one year and not greater than five years. In the event of death or disability, the options remain exercisable for a period of twelve months, but in no event beyond ten years from the date of grant.

        On January 6, 2003, options to purchase 10,000 shares of our Common Stock, at an exercise price of $6.37 per share, were granted to Harris Ravine, Dr. Gail Schoettler, and Taylor Simonton, in connection with their joining our Board. On February 26, 2003, options to purchase 5,000 shares of our Common Stock, at an exercise price of $6.42 per share, were granted to Mr. Ravine, Dr. Schoettler, Mr. Simonton, Ms. Teresa Ayers, a former Director and Dr. David Bragg, a former Director. On March 11, 2003, options to purchase 10,000 shares of our Common Stock, at an exercise price of $5.50 per share, were granted to Todger Anderson, a Director, in connection with his joining our Board. On December 16, 2003, options to purchase 10,000 shares of our Common Stock, at an exercise price of $4.00 per share, were granted to Dr. Schoettler and Mr. Simonton in connection with their services as Chair of the Board and Audit Committee Chair, respectively, and options to purchase 5,000 shares were granted to Gerald Knudson, a former Director.

        A total of 300,000 shares of our Common Stock have been reserved for issuance under the Director Plan. As of December 31, 2003, options to purchase 203,000 shares of common stock were outstanding under the Director Plan at an average exercise price of $5.61 per share.

        In April 2004, the Board approved the 2004 Stock Incentive Plan (the 2004 Plan), which, if approved by the Company's stockholders, will succeed the Director Plan. Pursuant to the 2004 Plan, a director who is not an employee of the Company on the effective date of the 2004 Plan (the Plan Effective Date) automatically receives a non-statutory option to purchase shares of Common Stock on the Plan Effective Date. The number of shares subject to this automatic option grant is equal to difference between 10,000 shares and the number of shares subject to any options granted to such individual between January 1, 2004 and the Plan Effective Date. Non-employee directors appointed after the Plan Effective Date are automatically granted, on the date of such initial election or appointment, a non-statutory option to purchase 10,000 shares of Common Stock upon his or her election to the Board. In addition, all non-employee directors receive an additional option grant to purchase 10,000 shares on each January 1st thereafter (if the person remains a director on such date). The options automatically granted under the 2004 Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant, are immediately exercisable and expire ten years from their date of grant. If a person ceases to be a director for any reason other than death or disability, the options remain exercisable for a period equal to the director's length of service, but not less than one year and not greater than five years. In the event of death or disability, the options remain exercisable for a period of twelve months, but in no event beyond ten years from the date of grant. A total of 700,000 shares of Common Stock have been reserved for issuance under the 2004 Plan in addition to shares reserved and available for issuance under previously granted options under the Director Plan. Upon approval of the 2004 Plan, the Director Plan will be terminated, with no further options granted thereunder.

Communications from Stockholders to the Board

        The Board has established a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board should send an email, write or telephone David Kirwan, Corporate Secretary, at: Fischer Imaging Corporation, 12300 North Grant Street, Denver, CO 80241; telephone: (303) 452-6800; Facsimile: (303) 252-4256; and Email: dkirwan@fischerimaging.com.

        All such communication must state the type and amount of Company Common Stock held by the stockholder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Kirwan will forward all such communication to the members of the Board or specific Board committee, however, the Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

EXECUTIVE OFFICERS

        The names of the executive officers of our Company who serve at the discretion of our Board, and certain biographical information furnished by them, are set forth below:

Name	Age	Position with Company
Harris Ravine	61	President and Chief Executive Officer; Director
David Kirwan	50	Senior Vice President, Finance; Chief Financial Officer; Secretary
Roman Janer	52	Senior Vice President, Research and Development and Operations; Chief Technology Officer

        Harris Ravine    Please refer to Mr. Ravine's biographical information under Board of Directors.

        David Kirwan has served as our Senior Vice President, Finance, Chief Financial Officer and Secretary since February 2004. Prior to joining the Company, from 2001 until 2003, Mr. Kirwan was Senior Vice President and General Manager of the Supply Chain Management Division of Broadband

Services, Inc., a supply chain management company. From 1999 to 2001, Mr. Kirwan was Director of European Logistics at Apply Computer. Prior to joining Apple Computer, Mr. Kirwan was at Storage Technology Corporation from 1981 until 1999, most recently as Director of European Logistics based in London. Mr. Kirwan received a Bachelor of Commerce degree from University College, Dublin and is a fellow of the Charter Institute of Management Accountants.

        Roman Janer has served as our Senior Vice President, Research and Development and Operations since February 2003 when he joined the Company. Mr. Janer has also served as our Chief Technology Officer since January 2004 and he was named an executive officer in April 2004. From 2000 to 2003, Mr. Janer was the Vice President of Digital Technology at Hologic, Inc., a manufacturer of digital mammography products. From 1995 to 1999, Mr. Janer was at Trex Medical Corporation, a company that developed X-ray imaging systems, where he was Vice President of Research and Development and later Vice President, Business Development. Mr. Janer received a Bachelor of Applied Sciences in Electronic Engineering from University of Waterloo, Canada.

        All officers serve at the pleasure of the Board. None of the officers has an employment agreement.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the Company's Chief Executive Officers during the fiscal years ended December 31, 2003, 2002 and 2001, and the Company's two most highly compensated executive officers other than the Chief Executive Officer who were serving as of December 31, 2003, also referred to in this proxy as the Named Executive Officers:

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long-Term Compensation
							Awards		Payouts
Name and Principal Position	Year	Salary(1)		Bonus(1)		Other Annual Compensation(2)	Restricted Stock Award(s)	# of Securities Underlying Options	LTIP Payouts	All Other Compensation
Harris Ravine(3) Chief Executive Officer, President, Director	2003 2002 2001		$171,799 — —		— — —	— — —	— — —	15,000 — —	— — —		$25,333 — —
Gerald D. Knudson(4) President, Chief Executive Officer	2003 2002 2001	$	— 252,840 —	$	— 31,250 —	— — —	— — —	5,000 — —	— — —		$17,500 104,000 —
Morgan W. Nields(5) Chief Technology Officer	2003 2002 2001		$236,172 240,137 254,648	$	— 250,000 102,900	— — —	— — —	— — —	— — —		$202,018 31,187 33,313
Stephen G. Burke(6) Executive Vice President, Finance, Chief Financial Officer, Secretary	2003 2002 2001		$204,217 44,046 0	$	— 84,000 —	— — —	— — —	— 50,000 —	— — —	$	— 117,100 —

(1)
Reflects compensation earned by the named executive officers in the fiscal years presented, including amounts, if any, for payout of excess accrued vacation and contributions at the election of these officers under our defined contribution plan. Effective for 2003, excess accrued vacation is no longer paid out.

(2)
In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits comprised less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year.

(3)
From January 2003 until April 24, 2003, Mr. Ravine served us as an outside Director including as our Lead Director from March 11, 2003 until April 24, 2003. On April 24, 2003, Mr. Ravine was appointed our President and Chief Executive Officer in addition to being a Director. Mr. Ravine was no longer eligible to serve as our Lead Director following his appointment as President and Chief Executive Officer. During 2003, Mr. Ravine received the following Other Compensation:

Lead Director	$18,000
Board of Directors Remuneration	7,333

In January 2003, Mr. Ravine was granted 10,000 options at an exercise price of $6.37 per share, fully vested, and on February 26, 2003 Mr. Ravine was granted 5,000 options at an exercise price of $6.42, fully vested, under the Director Plan.

(4)
From June 6, 2000 until April 18, 2002, Mr. Knudson served us as a Director and as a consultant. On April 18, 2002, Mr. Knudson was appointed as our President and Chief Executive Officer. Mr. Knudson received the following Other Compensation:

2003	Board of Directors Remuneration	$17,500
2002	Lead Director (fees for two three-month terms)	$35,000
	Board of Directors Remuneration	9,000
	Consulting Fees	60,000

Mr. Knudson was paid as our President and Chief Executive Officer under a contract during fiscal year 2002 until February 2003, after which time he was paid as an employee. On December 16, 2003, Mr. Knudson was granted 5,000 options at an exercise price of $4.00 per share, fully vested, under the Director Plan. Mr. Knudson resigned as our President and Chief Executive Officer effective April 24, 2003 and resigned from the Board of Directors effective December 26, 2003.

(5)
The bonus paid to Mr. Nields in 2002 was for his contribution to the settlement of the Thermo-Electron Corporation and Hologic, Inc. 2002 lawsuit. All Other Compensation includes (a) our contribution to the defined contribution plan and (b) the dollar value of insurance premiums paid by us in those years under split-dollar life insurance arrangements as reduced by the projected refund of premiums to us calculated on an actuarial basis at Mr. Nields' normal retirement age. On May 12, 2003, we reached an agreement with Mr. Nields in which he assumed responsibility for the related life insurance policies. The Company subsequently released its assignments on the related policies in August 2003. All Other Compensation includes:

2003	Deferred Compensation	$200,000
	Our contribution to defined contribution plan	2,018
2002	Life Insurance	$29,279
	Our contribution to defined contribution plan	1,908
2001	Life Insurance	$32,609
	Our contribution to defined contribution plan	704

During 2002 and until May 2003, Mr. Nields was Chair of our Board. On May 12, 2003, Mr. Nields was appointed as our Chief Technology Officer and Dr. Gail Schoettler was elected as Chair of our Board. Mr. Nields resigned from his position as Chief Technology Officer and a member of our Board effective December 31, 2003 and will receive deferred compensation totaling $200,000 which is payable in 2004.

(6)
Mr. Burke joined us in October 2002 as our Executive Vice President, Finance, Chief Financial Officer and Secretary. Mr. Burke received $35,000 as a hiring bonus and $49,000 as incentive compensation. The 50,000 options granted to Mr. Burke had an exercise price of $4.50 per share and were to vest in four equal installments, on each of the first, second, third and fourth anniversaries of the date of grant. Prior to joining our Company as Executive Vice President, Mr. Burke was a financial consultant to our Board from March 2002 until October 2002. Contract fees paid to Mr. Burke during that time were $117,100. Mr. Burke resigned as our Executive Vice President, Finance, Chief Financial Officer and Secretary as of January 31, 2004. Of the 50,000 options granted in 2002, 37,500 were cancelled upon Mr. Burke's resignation.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information with respect to individual grants of stock options to the Company's Named Executive Officers during the fiscal year ended December 31, 2003:

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in 2003
			Exercise or Base Price ($/Share)
Name				Expiration Date
					At 5% ($)	At 10% ($)
Harris Ravine(1)	10,000	3.4%	$6.37	1/06/13	$40,061	$101,521
Harris Ravine(1)	5,000	1.7%	6.42	2/26/13	20,188	51,159
Gerald. D. Knudson(2)	5,000	1.7%	4.00	12/16/13	12,578	31,875
Morgan W. Nields	—	—	—	—	—	—
Stephen G. Burke	—	—	—	—	—	—

(1)
We granted stock options to Mr. Ravine as a Director, and prior to his appointment as President and Chief Executive Officer.

(2)
We granted stock options to Mr. Knudson while he was a Director but following his resignation as President and Chief Executive Officer.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END STOCK OPTION VALUES

        The table below sets forth information concerning exercises of stock options during 2003 and the value of stock options held at the end of the fiscal year ended December 31, 2003 by the Company's Named Executive Officers:

			# of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options At December 31, 2003(1)
	# of Shares Acquired on Exercise	Value Realized (market price at exercise, less Exercise price)
Name
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harris Ravine	—	—	15,000	—	—	—
Gerald D. Knudson	—	—	23,000	—	$24,280	—
Morgan W. Nields(2)	—	—	200,000	—	$43,645	—
Stephen G. Burke(3)	—	—	12,500	37,500	$3,750	11,250

(1)
Based on the closing sales price per share of our Common Stock of $4.80 as reported by the Pink Sheets, LLC on December 31, 2003, less exercise price.

(2)
On September 30, 2003, 25,000 options expired.

(3)
Mr. Burke resigned as our Executive Vice President, Finance, Chief Financial Officer and Secretary as of January 31, 2004. Of the 50,000 options granted in 2003, 37,500 were cancelled upon Mr. Burke's resignation.

EQUITY COMPENSATION PLAN INFORMATION

        The table below provides information about the shares of our common stock authorized for issuance under the Company's equity compensation plans as of December 31, 2003.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	657,750	$4.76	97,000	(2)
Equity compensation plans not approved by security holders(3)	825,750	$8.24

Total	1,483,500	$6.38	97,000	(2)

(1)
Number of securities to be issued upon exercise of outstanding options have been combined from our 1991 Stock Option Plan under which options were granted to employees and consultants, and our 1993 Non-Employee Director Stock Option Plan under which options may be granted to non-employee directors. The Company's ability to make grants under the 1991 Stock Option Plan expired in 2001. As of the date of this filing, there are no shares issuable under the Employee Stock Purchase Plan.

(2)
Consists of 97,000 options available for issuance under our 1993 Non-Employee Director Stock Option Plan.

(3)
Consists of option grants approved by the Board from time to time but not granted pursuant to one of the aforementioned plans.

RETENTION BONUS PLAN

        In December 1995, the Board adopted a Retention Bonus Plan. Under the Retention Bonus Plan, in the event of a change of control of the Company, the Company would be required to make payments to executive officers and other key employees of the Company. A "change of control" under the Retention Bonus Plan is defined to occur upon the acquisition of 35% or more of the Company's outstanding Common Stock by a single person or group, the occurrence of specified changes in the composition of the Board within specified time periods, a consolidation or merger in which the Company is not the surviving corporation, the sale or other transfer of 50% or more of the assets or earnings power of the Company, the adoption of a plan of liquidation or dissolution of the Company, or certain other similar events. The Retention Bonus Plan is structured such that no payment made under the Plan will qualify as a "parachute payment" for purposes of Section 280G(b)(2) of the Internal Revenue Code. The Participants, which have included certain executive officers of the Company, are selected by the Board, which may select additional Participants in the future. Currently there are no participants under the Plan.

COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        None of the current members of Compensation and Human Resources Committee were an officer or employee of the Company at any time during the 2003 fiscal year or at any other time. Mr. Ravine resigned as a member of the committee prior to becoming our President and Chief Executive Officer on April 24, 2003. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation and Human Resources Committee.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The Company's executive compensation program is administered by the Compensation and Human Resources Committee of the Board. The Compensation and Human Resources Committee is currently composed of three independent Directors. During the Company's fiscal year ended December 31, 2003, the Compensation and Human Resources Committee was composed of Dr. David Bragg and Harris Ravine, then upon his election to the Board, Todger Anderson and upon Dr. Bragg's resignation, Taylor Simonton. Mr. Ravine resigned as a member of the Committee prior to becoming our President and Chief Executive Officer on April 24, 2003 and was replaced by Dr. Schoettler. Mr. Anderson presently serves as Chair of the Committee.

        The Committee's executive compensation policies are designed to attract and retain qualified executive talent, reward executive performance based on our performance, and align executive performance objectives with those of our stockholders.

        The Committee reviews the executive compensation program on a subjective basis and through an informal market analysis of executive compensation programs at peer companies. The Committee does not use a quantitative method or mathematical formula to set any portion of the Company's executive compensation program. The Committee analyzes relevant criteria in developing an executive compensation program that is based on corporate performance and individual initiatives and performance, competitive levels of compensation that integrate compensation with the Company's performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

        After its review of the Company's programs, except for the long-term incentive issue addressed below, the Committee believes that the total compensation program for executives of the Company during 2003 was adequate.

2003 Executive Officer Compensation

        In 2003, the Company's executive officer compensation program consisted primarily of base salary and incentive compensation (in the form of cash bonuses). Due to the expiration of the 1991 Stock Option Plan and restrictions on the ability to make grants to executive officers, our ability to provide long-term incentive compensation (in the form of stock options) was limited.

Base Salary

        Base annual salaries for the Company's executive officers are initially determined by the Committee's evaluation of the responsibilities of the position and the professional experience of the individual as it relates to these responsibilities. The competitiveness of the marketplace for executive talent is also taken into account with consideration given to base annual salaries for comparable positions and peer companies. At the discretion of the Committee, individual adjustments to compensation packages are made based on the Committee's discretion and its subjective perception of individual performance.

Incentive Compensation

        The incentive compensation program is designed to attract and retain key talent that is directly related to increasing shareholder value. In addition, the program provides the potential for the Company's executive officers and other key employees to earn cash incentive bonuses based on the Company's performance for the year, as well as on the basis of individual initiatives and achievements.

The Committee may also approve, in its sole discretion, bonus payments to executive officers that are not directly linked to previously established performance objectives. Additionally, the Committee has authorized the Company's Chief Executive Officer, where appropriate to an executive's specific employment responsibilities, to establish bonus opportunities based upon individual performance objectives.

Long-Term Incentive Compensation

        The Company's long-term incentive compensation program has historically been in the form of stock option grants and is designed to align the interests of the Company's executive officers and other key employees with those of the Company's stockholders. Executive officers and key employees have been granted options under the Company's 1991 Stock Option Plan prior to its expiration in June 2001 and from time to time thereafter outside of the Plan. In the future, options and restricted stock may be granted under the 2004 Plan if it is approved by the Company's stockholders. Stock options granted outside the Plan were generally granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. These options generally vest in four equal installments, on each of the first, second, third and fourth anniversaries of the date of grant. The numbers of options granted are based on the Committee's subjective review of the responsibilities of the position as it relates to the Company's overall success. Director options are granted under our 1993 Non-Employee Stock Option Plan, and may be granted under the 2004 Plan if it is approved by the Company's stockholders. Director options are generally granted at an exercise price equal to the fair market value of our Common Stock on the date of grant and are fully vested on the date of grant.

        The Committee has also agreed to make grants to Messrs. Ravine and Kirwan of options to purchase 100,000 and 35,000 shares of Common Stock, respectively, if the 2004 Plan is approved.

Compensation of Chief Executive Officers

        The compensation package for the Company's Chief Executive Officers was determined in accordance with the principles described above.

        On April 18, 2002 until April 24, 2003, Mr. Gerald Knudson served as the Company's Chief Executive Officer and President. Mr. Knudson resigned as our President and Chief Executive Officer effective April 24, 2003 and resigned from the Board of Directors effective December 26, 2003. On April 24, 2003, Mr. Harris Ravine was appointed as the Company's Chief Executive Officer and President. The Committee approved a base annual salary for Mr. Ravine of $257,500, and has agreed to provide Mr. Ravine with options to purchase 100,000 shares of Common Stock to be granted following receipt of stockholder approval of the 2004 Plan. The salary paid to Mr. Ravine for his service as the Company's Chief Executive Officer and President for 2003 was $171,799. Mr. Ravine received Lead Director fees totaling $18,000, Board meeting fees totaling $6,500 and pro-rated quarterly retainer fee totaling $833 for services performed as an independent director prior to being named our President and Chief Executive Officer.

        Our Compensation and Human Resource Committee intends to continue to develop an executive compensation program that will be focused on linking executive compensation to our overall performance and stockholder return.

Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the federal income tax deductions of publicly traded companies to the extent that total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Compensation and Human Resources

Committee intends to design the Company's compensation program so that the compensation paid to its employees will be completely deductible by the Company.

        Submitted by the Compensation and Human Resources Committee of the Company's Board of Directors:

Todger Anderson Compensation and Human Resources Committee Chair	Taylor Simonton Compensation and Human Resources Committee Member	Dr. Gail Schoettler Compensation and Human Resources Committee Member

FIVE YEAR STOCK PRICE PERFORMANCE GRAPH

        The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock for the five year period from December 31, 1998 to December 31, 2003, with the cumulative total return on the Nasdaq National Market Index and a Peer Group Index over the same period. (Assumes the investment of $100 in the Company's Common Stock and the respective indices on December 31, 1998, with all dividends reinvested).

Cumulative Total Return

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Fischer Imaging	$100.00	$88.23	$111.76	$566.59	$282.82	$209.41
NASDAQ	$100.00	$186.12	$113.20	$89.66	$61.65	$93.10
Peer Group	$100.00	$134.09	$115.00	$124.041	$110.06	$153.15

AUDIT COMMITTEE REPORT

        The responsibilities of the Audit Committee are discussed under "Board Meetings and Committees" on page 8, and the Audit Committee's charter, most recently amended and restated on January 9, 2004, is attached as Appendix B to this proxy statement.

        The Audit Committee reviewed the Company's audited financial statements for the three years ended December 31, 2003 and discussed these financial statements with the Company's management and the Company's independent auditors. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

        In addition, through periodic meetings during 2003 and through April 12, 2004, the Audit Committee discussed the following significant items with management and the Company's independent auditors: the process related to the restatement of the Company's financial statements for the years ended December 31, 2000 and 2001 and the first three quarters of the year ended December 31, 2002, significant and complex transactions, significant accounting and reporting issues, and quarterly financial statements. During 2003 and through April 12, 2004, the Audit Committee also monitored the independent audit of the Company's financial statements for the years ended December 31, 2002 and 2003 by Ernst & Young LLP, the Company's independent auditors; established procedures for handling complaints involving accounting, internal accounting controls and auditing matters; reviewed the Company's Ethics and Business Conduct policy; oversaw the Company's ongoing implementation of the requirements of the Sarbanes-Oxley Act; reviewed the status of internal controls and procedures; and discussed changes to senior financial management. During this period, the Audit Committee also met in separate executive sessions with each of the independent auditors, the Company's Chief Financial Officer and the Company's Controller.

        The Audit Committee discussed with Ernst &Young LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with Ernst & Young LLP that firm's independence.

        Based on its discussions with management and the Company's independent auditors, as well as its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

        Submitted by the Audit Committee of the Board of Directors:

Taylor Simonton Audit Committee Chair	Dr. Gail Schoettler Audit Committee Member	Todger Anderson Audit Committee Member

INDEPENDENT AUDITOR FEES AND SERVICES

        Ernst & Young LLP billed the Company the following fees for services provided during the years ended December 31, 2003 and 2002:

	Fees Paid During Year Ended
	December 31, 2003	December 31, 2002
Audit fees(1)	$1,080,382	$189,245
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total fees	$1,080,382	$189,245

(1)
Audit fees include fees for services rendered for the audit of our annual financial statements and reviews of quarterly financial statements and reflect services totaling $920,382 rendered in connection with the previously disclosed restatement of financial statements.

        One-hundred percent of the total amount of services provided under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees," were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

INDEPENDENT AUDITORS

        Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003. The Board will retain Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2004. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's officers, directors and persons who are beneficial owners of more than 10% of the Company's Common Stock, or 10% beneficial owners, are required to file reports of their holdings and transactions in the Company's Common Stock with the SEC and to furnish the Company with copies of such reports.

        Based solely upon its review of the reports it has received and upon written representations it has obtained from these persons, the Company believes that the Company's officers, directors and 10% beneficial owners have complied with all such filing requirements in 2003, except for Gerald Knudson, who failed to timely file one report on Form 4 reporting his receipt of options to purchase shares of the Company's Common Stock that occurred on December 16, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 15, 2004, with respect to the beneficial ownership of our Common Stock and stock options exercisable within sixty days of April 15, 2004 of each of our directors, our current President and Chief Executive Officer, the Named Executive Officers serving in that capacity as of April 15, 2004, all of our current executive officers and directors as a group, and each person known by us to be the beneficial owner of 5% or more of our Common Stock. This information is based upon information received from or on behalf of the named persons or from publicly available information and filings by or on behalf of those persons with the SEC. Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed. As of April 15, 2004, there were 9,348,484 shares of our Common Stock issued and outstanding.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)
	Number	Percentage
5% Beneficial Owners:
Arnold H. Snider(2) Deerfield Management Co. and Deerfield Partners, L.P. 450 Lexington Avenue, Suite 1450 New York, NY 10017	1,675,000	17.92%
T. Rowe Price Associates, Inc and(3) T. Rowe Price Health Sciences Fund, Inc 100 E. Pratt Street Baltimore, Maryland 21202	927,380	9.92%
Wellington Management Company, LLP(4) 75 State Street Boston, Massachusetts 02109	1,184,400	12.67%
Rutabaga Capital Management(5) 64 Broad Street Boston, Massachusetts 02109	1,273,750	13.63%
Morgan W. Nields(6) 4 Sunrise Drive Englewood, CO 80110	1,196,643	12.53%
Yale University(7) c/o Investments Office 55 Whitney Avenue, 55th Floor New Haven, Connecticut 06510-1300	487,500	5.21%
Directors and Named Executive Officer:
Harris Ravine(8)	15,000	*
Taylor Simonton(9)	30,000	*
Dr. Gail Schoettler(10)	30,000	*
Todger Anderson(11)	15,000	*
All current directors and executive officers as a group (4 persons)(12)	90,000	*

*
Less than 1%

(1)
Unless otherwise indicated, the address of each beneficial owner listed is c/o 12300 North Grant Street, Denver, CO 80241.

(2)
Based on information supplied by Mr. Snider and a Schedule 13G/A filed with the SEC on February 13, 2004, Arnold H. Snider, President of Deerfield Capital, L.P., has shared voting and dispositive power over 1,675,000 shares. Deerfield Capital, L.P. and Deerfield Partners, L.P. have shared voting and dispositive power over 936,325 shares and Deerfield Management Company and Deerfield International Limited have shared voting and dispositive power over 738,675 shares.

(3)
Based on information supplied by T. Rowe Price Associates, Inc. and a Schedule 13G/A filed with the SEC on February 5, 2004, T. Rowe Price Associates, Inc. has sole dispositive power over 927,380 shares and sole voting power over 292,180 shares and T. Rowe Price Health Sciences Fund, Inc has sole voting power over 590,000 shares.

(4)
Based on information supplied by Wellington Management Company, LLP and a Schedule 13G/A filed with the SEC on February 12, 2004, and on information supplied by Wellington Trust Company, NA and a Schedule 13G filed with the SEC on February 12, 2004, Wellington Management Company, LLP has shared dispositive power over 1,184,400 shares and shared voting power over 729,400 shares. Wellington Trust Company, NA has shared voting and dispositive power over 589,400 shares.

(5)
Based on information supplied by Rutabaga Capital Management and a Schedule 13G/A filed with the SEC on February 4, 2004, Rutabaga Capital Management has sole dispositive power over 1,273,750 shares, sole voting power over 486,300 shares, and shared voting power over 787,450 shares.

(6)
Mr. Nields has sole voting and dispositive power over 907,177 shares and shared voting and dispositive power over 289,466 shares which includes 707,177 shares owned directly by Mr. Nields and 170,523 shares held by the Robert L. Nields Trust and 118,943 shares held by the Florence Wesson Nields Irrevocable Trust (collectively, the "Trusts") of which shares Mr. Nields, as co-trustee and beneficiary of the Trusts, may be deemed to be beneficial owner. Mr. Nields disclaims beneficial ownership of the shares held by the Trusts except to the extent of his proportionate interest as beneficiary of the Trusts. Includes 200,000 shares pursuant to currently exercisable options.

(7)
Based solely on a Schedule 13G filed with the SEC on February 17, 2004, Yale University has shared dispositive and voting power over 487,500 shares.

(8)
Includes 15,000 shares that may be purchased pursuant to currently exercisable options.

(9)
Includes 30,000 shares that may be purchased pursuant to currently exercisable options.

(10)
Includes 30,000 shares that may be purchased pursuant to currently exercisable options.

(11)
Includes 15,000 shares that may be purchased pursuant to currently exercisable options.

(12)
Includes 90,000 shares that may be purchased pursuant to currently exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Denver headquarters and manufacturing facility is leased from JN Properties under a lease effective August 1, 1992, which expires July 31, 2012. A former employee, as of December 31, 2003, who was also previously a director of the Company, Chair of the Board, Chief Executive Officer and Chief Technology Officer, and a 12.5% shareholder is a general partner in JN Properties. The lease requires us to pay all taxes, insurance, operating and maintenance expenses for the facility, and provides for an annual base rent which is subject to adjustment at the beginning of the 8th, 13th and 18th lease year based on the then current market rent for similar premises, provided that the base rent may not be increased at any one time by more than 7%. We made total lease payments of $796,000 in 2003 and in 2002.

        On December 1, 2001, we entered into a consulting agreement with a former Chief Executive Officer and director of the Company prior to his appointment to these positions. Under the terms of the consulting agreement, which expired on April 18, 2002, this individual received compensation of $15,000 per month, or a total of $60,000 in 2002 for his consulting services. The individual resigned his position of Chief Executive Officer effective April 24, 2003 and resigned from the Board effective December 26, 2003.

INCORPORATION BY REFERENCE

        The information contained in the Compensation and Human Resources Committee Report, Audit Committee Report and the stock price performance graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

        Any stockholder who executes and returns the Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

        THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K WITH THE SEC ON APRIL 15, 2004 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO DAVID KIRWAN, CORPORATE SECRETARY, FISCHER IMAGING CORPORATION, 12300 NORTH GRANT STREET, DENVER, COLORADO 80241, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE PROVIDED WITHOUT CHARGE.

The Board of Directors of Fischer Imaging Corporation

Denver, Colorado
May 21, 2004

Appendix A

Fischer Imaging Corporation
2004 Stock Incentive Plan

Article 1

General Provisions

        1.1    Purpose of the Plan.    This Plan is intended to promote the interests of the Corporation by providing eligible persons, who are employed by or serving the Corporation or any Parent or Subsidiary, with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        1.2    Structure of the Plan.

          A.    The Plan shall be divided into three separate equity incentive programs:

              (i)  the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

             (ii)  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares, as restricted stock, or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary); and

            (iii)  the Automatic Option Grant Program under which eligible non-Employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service.

          B.    The provisions of Articles 1 and 5 shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        1.3    Administration of the Plan.

          A.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

          B.    The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. (Options that are granted to Section 16 Insiders by the entire Board will not be exempt from the million dollar compensation deduction limitation of Code Section 162(m).) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a majority of the disinterested members of the Board.

          C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

          D.    Each Plan Administrator shall have the authority (subject to the provisions of the Plan) to determine:

              (i)  with respect to the option grants made pursuant to the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the exercise price, the vesting schedule (if any) applicable to the shares subject to the option and the maximum term for which the option is to remain outstanding, and the power to accelerate the time at which a granted option may first be exercised or the time during which a granted option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the option grant stating the time at which it may first be exercised or the time during which it will vest; and

             (ii)  with respect to stock issuances pursuant to the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares, the consideration for such shares, if any, and the power to accelerate the time at which such stock issuance may first be exercised or the time during which such stock issuance or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the stock issuance grant stating the time at which it may first be exercised or the time during which it will vest.

          E.    Each Plan Administrator shall have the authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator under the Plan shall be binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option granted or stock issued under the Plan.

          F.     Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          G.    To the maximum extent permitted by law, the Corporation shall indemnify each member of the Board who acts as the Plan Administrator, as well as any other Employee of the Corporation with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan, unless the losses are due to the individuals gross negligence or lack of good faith. The Corporation will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Corporation in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Corporation will not be required to indemnify any person for any amount incurred through any settlement unless the Corporation consents in writing to the settlement.

        1.4    Eligibility.

          A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

              (i)  Employees,

             (ii)  members of the Board and the members of the board of directors of any Parent or Subsidiary, and

            (iii)  independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

          B.    Only non-Employee Board members shall be eligible to participate in the Automatic Option Grant Program.

        1.5    Stock Subject to the Plan.

          A.    The shares of Common Stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. Subject to adjustment as provided in this Section 1.5, the maximum number of shares of Common Stock that may be offered under the Plan from and after the Plan Effective Date is 700,000.

          B.    No one person participating in the Plan may receive options and direct stock issuances pursuant to the Plan for more than 500,000 shares of Common Stock in the aggregate per calendar year.

          C.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to their being exercised in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of the Discretionary Option Grant Program. Unvested shares issued under the Plan and subsequently (a) cancelled or (b) repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option granted pursuant to the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable pursuant to the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance made pursuant to the Plan, then the number of shares of Common Stock available for issuance pursuant to the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          D.    Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made pursuant to the Automatic Option Grant Program to new and continuing non-Employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option granted pursuant to the Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of benefits under such options. The adjustments determined by the Plan Administrator shall be final. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock or warrants into shares of Common Stock without the Corporation's receipt of consideration.

Article 2

Discretionary Option Grant Program

        2.1    Exercise Price.

          A.    The exercise price per share shall be fixed by the Plan Administrator. However, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

          B.    The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 5.1 and the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)  cash or check made payable to the Corporation,

             (ii)  with shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

            (iii)  to the extent the option is exercised for vested shares and this procedure is not prohibited by law, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions to (1) a brokerage firm approved by the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        2.2    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the date that the option is granted.

        2.3    Vesting.    Each option issued pursuant to this program may, at the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over such term as is defined, at the Plan Administrator's discretion, in the option grant.

        2.4    Acceleration of Exercisability and Vesting.    The Plan Administrator shall have the power to accelerate the time at which an option granted under this program may first be exercised or the time during which a granted option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the option grant stating the time at which it may first be exercised or the time during which it will vest.

        2.5    Effect of Termination of Service.

          A.    The following provisions shall govern the exercise of any options granted to Optionee pursuant to this program that are outstanding at the time Optionee's Service ceases:

              (i)  Immediately upon Optionee's cessation of Service, each option shall terminate with respect to the unvested shares subject to such option.

             (ii)  Should Optionee' s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct, then each option shall terminate immediately with respect to all shares subject to such option.

            (iii)  Should Optionee' s Service terminate for reasons other than Misconduct, then each option shall remain exercisable during such period of time after Optionee's Service ceases as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date Optionee's Service ceases. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, each option shall terminate with respect to any vested shares subject to the option.

          B.    Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while Optionee remains in Service, to:

              (i)  extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service, but in no event beyond the Expiration Date, and/or

             (ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of Optionee's cessation of Service but also with respect to one or more additional installments in which Optionee would have vested had Optionee continued in Service.

        2.6    Unvested Shares.    The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should Optionee's Service cease while the shares issued upon the early exercise of Optionee's option are still unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share at the time Optionee's Service ceases. Once the Corporation exercises its repurchase right, Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchases must be made in compliance with the relevant provisions of Delaware law.

        2.7    Limited Transferability of Options.    An Incentive Option shall be exercisable only by Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee's death. A Non-Statutory Option may be assigned in whole or in part during Optionee's lifetime to one or more of Optionee's family members (as such term is defined in the instructions to Form S-8), or to Optionee's former spouse through a gift or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        2.8    Incentive Options.    The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.8, all the provisions of Articles 1, 2 and 5 shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options are not subject to the terms of this Section 2.8.

          A.    Eligibility.    Incentive Options may only be granted to Employees.

          B.    Exercise Price.    If an Incentive Option is granted to a 10% Stockholder, the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted and, if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

          C.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee's options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to Optionee to be treated as Incentive Options.

          D.    Term.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Expiration Date shall not be more than five years from the date the option is granted.

        2.9    Obligation to Report Disqualifying Dispositions.    If a Participant effects any disposal of shares granted pursuant to the exercise of an Incentive Stock Option before the required holding period has elapsed (a "Disqualifying Disposition"), the Participant must immediately notify the Company of such disposition in writing. Under applicable law as of the Plan Effective Date, the participant would be taxed on such Disqualifying Dispositions as though he or she had exercised a Non-Statutory Option, except that the ordinary income on exercise of such option is recognized in the year of the Disqualifying Disposition and generally is the lesser of the original spread of the Fair Market Value of the shares over the exercise price upon exercise or the excess of the amount realized in the sale of the stock over the original option price. In the case of a Disqualifying Disposition of shares underlying an Incentive Stock Option, the Company will be entitled to a deduction equal to the income to the Participant.

        2.10    Change in Control/Proxy Contest.

          A.    In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this program may, at the discretion of the Plan Administrator, be accelerated so as to vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option.

          B.    All outstanding repurchase rights under this program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the consummation of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, (ii) any property (including cash payments) issued with respect to any unvested shares of Common Stock is to be held in escrow and released no later than as provided by the vesting schedule in effect for the unvested shares or (iii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

          C.    Immediately following the consummation of the Change in Control, all outstanding options granted pursuant to this program shall terminate, except to the extent assumed or substituted by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

          D.    Each option granted pursuant to this program that is assumed, substituted or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to this program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

          E.    Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that some or all of the shares subject to that option shall automatically become vested (and the option shall become exercisable for such shares) upon (i) the occurrence of a Change in Control, (ii) the consummation of a Proxy Contest, (iii) the occurrence of any other specified event and/or (iv) the Involuntary Termination of Optionee's Service within a designated period of time following a specified event. In addition, the Plan Administrator may provide that one or more of the Corporation's repurchase rights with respect to some or all of the unvested shares held by Optionee upon (a) the occurrence of a Change in Control, (b) the consummation of a Proxy Contest, (c) upon the occurrence of any other specified event and/or (d) the Involuntary Termination of Optionee's Service within a designated period of time following a specified event shall immediately terminate and all of the shares shall become vested.

          F.     The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation set forth in Section 2.8(C) is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option.

        2.11    Cancellation and Regrant of Options.    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options granted pursuant to the Plan and to grant in substitution new options covering the same or a different number of shares of Common Stock.

Article 3

Stock Issuance Program

        3.1    Purchase Price.

          A.    The purchase price per share, if a sale, as opposed to an award grant, shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance.

          B.    Shares of Common Stock may be issued pursuant to this program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)  cash or check made payable to the Corporation,

             (ii)  past services rendered to the Corporation (or any Parent or Subsidiary), or

            (iii)  a promissory note to the extent permitted by Section 5.1.

        3.2    Vesting Provisions.

          A.    Shares of Common Stock issued pursuant to this program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over Participant's period of Service or upon attainment of specified performance objectives. Shares of Common Stock may also be issued pursuant to this program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

          B.    The Plan Administrator shall have the power to accelerate the time at which such stock issuance may first be exercised or the time during which such stock issuance or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the stock issuance grant stating the time at which it may first be exercised or the time during which it will vest.

          C.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which Participant may have the right to receive with respect to Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to Participant's unvested shares of Common Stock and shall be treated as if they had been acquired on the same date as such shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          D.    Should Participant cease to remain in Service while one or more shares of Common Stock issued pursuant to this program are unvested or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then the Corporation shall have the right to repurchase those shares at a price per share equal to the lower of (i) the purchase price paid per share, if any, or (ii) the Fair Market Value per share on the date Participant's Service ceases. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchases must be done in compliance with applicable state corporate law.

          E.    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) that would otherwise occur upon the cessation of Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver may be effected at any time and shall result in the immediate vesting of Participant's interest in the shares of Common Stock to which the waiver applies.

          F.     Outstanding share right awards granted pursuant to this program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

        3.3    Stockholder Rights.    Subject to the terms of the Stock Issuance Agreement, Participant shall have full stockholder rights with respect to any shares of Common Stock issued to Participant pursuant to this program, whether or not Participant's interest in those shares is vested. Accordingly, Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        3.4    Change in Control/Proxy Contest.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase rights are outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and that some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, a Proxy Contest or another event, or in the event Participant's Service is Involuntary Terminated within a designated period of time following a specified event.

Article 4

Automatic Option Grant Program

        4.1    Grant Dates.    Automatic option grants shall be made in the amounts and on the dates specified below:

          A.    Each individual who is serving as a non-Employee Board member on the Plan Effective Date shall automatically be granted a Non-Statutory Option to purchase shares of Common Stock on the Plan Effective Date. The number of shares subject to this automatic option grant will be equal to difference between 10,000 shares and the number of shares subject to any options granted to such individual between January 1, 2004 and the Plan Effective Date.

          B.    Each individual who is first elected or appointed as a non-Employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock.

          C.    Thereafter, on each January 1, beginning with January 1, 2005, each individual who is to continue to serve as a non-Employee Board member shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock.

        4.2    Exercise Price.    The exercise price per share shall be equal to 100% of the Fair Market Value per share of Common Stock on the date the option is granted under this program.

        4.3    Option Term.    Subject to the provisions of Sections 4.6 and 4.7, each option shall have a term of ten years measured from the date the option is granted under this program.

        4.4    Exercise and Vesting of Options.    Each option granted under this program shall be fully vested upon grant and immediately exercisable for any or all of the shares subject to the option.

        4.5    Termination of Board Service.    The following provisions shall govern the exercise of any options granted to Optionee pursuant to this program that are outstanding at the time Optionee ceases to serve as a Board member:

          A.    Should Optionee's service as a Board member cease for any reason (other than death or Permanent Disability) while one or more options granted pursuant to this program are outstanding, then each such option shall remain outstanding and exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one-year period measured from the date Optionee's Board service ceases.

          B.    Should Optionee's service as a Board member cease by reason of death or Permanent Disability for any reason, then each outstanding option granted pursuant to this program shall remain outstanding and exercisable for all the shares of Common Stock at the time subject to that option until the earlier of (i) the Expiration Date or (ii) the expiration of the one-year period measured from the date Optionee's Board service ceases.

          C.    Upon the expiration of the post-termination exercise period or (if earlier) upon the Expiration Date, the automatic option grant shall terminate with respect to any shares for which the option has not been exercised.

        4.6    Change in Control.

          A.    Upon the consummation of the Change in Control, each automatic option grant shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

          B.    Each option granted pursuant to this program that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to this program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

        4.7    Remaining Terms.    The remaining terms of each option granted pursuant to this program shall be the same as the terms in effect for option grants made pursuant to the Discretionary Option Grant Program.

Article 5

Miscellaneous Matters

        5.1    Financing.    Unless doing so would not comply with applicable law, the Plan Administrator may permit any non-executive officer Optionee or Participant to pay the exercise price for shares subject to an option granted under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note secured by the purchased shares and payable in one or more installments. Subject to the provisions of the Sarbanes-Oxley Act of 2002, executive officers are prohibited from entering into such note agreements. The Plan Administrator, after considering any potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the value of the promissory note available to Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment withholding tax liability incurred by Optionee or Participant in connection with the option exercise or share purchase. Prior to permitting the use of promissory notes as payment under the Plan, the Plan Administrator should consider the restrictions on doing so imposed by Regulation U of the Federal Reserve Board.

        5.2    Tax Withholding.

          A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. If such requirements are not met at the time of delivery of the shares, the Participant shall meet such requirements upon demand by the Corporation and the Corporation may take any and all actions it deems necessary or appropriate to cause the eligible person to meet such requirements.

          B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee Board members or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

              (i)    Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares.

             (ii)    Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the withholding taxes).

So as to avoid adverse accounting treatment, the number of shares of Common Stock that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. Shares of Common Stock used to satisfy withholding tax obligations must have been held for the requisite period, if any, necessary to avoid a charge to the Corporation's earnings for financial reporting purposes.

        5.3    Share Escrow/Legends.    Unvested shares of Common Stock may, in the Plan Administrator's discretion, be held in escrow by the Corporation until Participant's or Optionee's interest in such shares vest or may be issued directly to Participant or Optionee with restrictive legends on the certificates evidencing the fact that Participant or Optionee does not have a vested right to them.

        5.4    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

        5.5    Effective Date and Term of the Plan.

          A.    The Plan shall become effective immediately on the Plan Effective Date. Options may be granted pursuant to the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants made pursuant to the Automatic Option Grant Program may also be made on the Plan Effective Date to any non-Employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation's stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan..

          B.    The Plan shall terminate upon the earlier of (i) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (ii) the termination of the Plan by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

        5.6    Amendment or Termination.    The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made hereunder. However, no such amendment or termination of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless Optionee or

Participant consents to such amendment or termination. In addition, certain amendments may require approval of the Corporation's stockholders.

        5.7    Regulatory Approvals.

          A.    The implementation of the Plan, the granting of any options pursuant to the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) pursuant to the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted, and the shares of Common Stock issued, pursuant to it.

          B.    No shares of Common Stock or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system, including the Nasdaq Stock Market, on which Common Stock is then traded. No shares of Common Stock shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Corporation.

        5.8    No Employment or Service Rights.    Nothing in the Plan shall confer upon Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

        5.9    No Restraint.    Neither the grant of options nor the issuance of Common Stock under the Plan shall affect the right of the Corporation to undertake any corporate action.

        5.10    Use of Proceeds.    Any cash proceeds received by the Corporation from the sale of shares of Common Stock pursuant to the Plan may be used for any corporate purpose.

Appendix

        The following definitions shall be in effect under the Plan:

          A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article 4 of the Plan.

          B.    Board shall mean the Corporation's Board of Directors.

          C.    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

              (i)  a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction;

             (ii)  a sale, transfer or other disposition of all or substantially all of the Corporation's assets; or

            (iii)  the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          D.    Code shall mean the Internal Revenue Code of 1986, as amended.

          E.    Common Stock shall mean the Corporation's common stock.

          F.     Corporation shall mean Fischer Imaging Corporation, a Delaware corporation, or the successor to all or substantially all of the assets or voting stock of Fischer Imaging Corporation which has assumed the Plan.

          G.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article 2 of the Plan.

          H.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I.     Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

          J.     Exercise Date shall mean the date on which the option shall have been exercised in accordance with the applicable option documentation.

          K.    Expiration Date shall mean the close of business at the Corporation's headquarters on the date the option expires as set forth in Optionee's Notice of Stock Option Grant.

          L.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

              (i)  If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling

Appendix-1

    price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii)  If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii)  If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restrictions other than a restriction which, by its term, will never lapse.

            (iv)  For purposes of same day sales, the Fair Market Value shall be deemed to be the gross amount per share for which the shares of Common Stock were sold.

          M.   Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

          N.    Involuntary Termination shall mean:

              (i)  such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

             (ii)  such individual's voluntary resignation within 60 days following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual's place of employment by more than fifty miles if such change, reduction or relocation is effected without the individuals written consent.

          O.    Misconduct shall mean (i) the commission of any act of fraud, embezzlement or dishonesty by Optionee or Participant, (ii) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or of any Parent or Subsidiary), or (iii) any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. However, if the term or concept has been defined in an employment agreement between the Corporation and Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

          P.     Non-Statutory Option shall mean an option that does not qualify as an Incentive Option.

          Q.    Optionee shall mean any person to whom an option is granted pursuant to the Plan.

          R.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of

Appendix-2

  the total combined voting power of all classes of stock in one of the other corporations in such chain.

          S.     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          T.     Permanent Disability or Permanently Disabled shall mean the inability of Optionee or Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee Board member to perform his or her usual duties as a director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

          U.    Plan shall mean this Fischer Imaging Corporation 2004 Stock Incentive Plan.

          V.     Plan Administrator shall mean the particular group, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such group is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          W.    Plan Effective Date shall mean the date the Corporation's stockholders approve the Plan at the 2004 Annual Meeting of Stockholders.

          X.    Primary Committee shall mean the committee comprised of one or more Board members designated by the Board to administer the Discretionary Option Grant and Stock Issuance Programs. To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be "non-employee" directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the one million dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Primary Committee and all of the members must be "outside directors" as that term is defined in Code Section 162(m).

          Y.    Proxy Contest shall mean a change in ownership or control of the Corporation effected through a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time the Board approved such election or nomination.

          Z.    Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          AA. Section 16 Insider shall mean an executive officer or director of the Corporation or the holder of more than 10% of a registered class of the Corporation's equity securities, in each case subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

          BB.  Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

Appendix-3

          CC. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          DD. Stock Issuance Program shall mean the stock issuance program in effect under Article 3 of the Plan.

          EE. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          FF.   10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary thereof).

Appendix-4

Appendix B

Fischer Imaging Corporation
Audit Committee Charter

Organization

        This Charter governs the operations of the Audit Committee of Fischer Imaging Corporation (the "Company"). The Audit Committee shall review and reassess its Charter at least annually and obtain the approval of the Board of Directors. The Audit Committee shall be members of, and appointed annually by, the Board of Directors. The Board of Directors shall appoint the Chair of the Audit Committee. The Audit Committee shall comprise at least three directors, all of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent so long as each meets the independence requirements of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq") then in effect. All Audit Committee members shall be financially literate and at least one member shall be an "audit committee financial expert" both as defined by the SEC and Nasdaq. The Audit Committee shall meet at least four times per year and at such times and places and by such means as the Chair shall determine. A majority of the members of the Audit Committee shall constitute a quorum. Minutes of all Audit Committee meetings will be prepared and filed with the minutes of the Board of Directors. All members of the Audit Committee shall receive appropriate training and information necessary to fulfill the Audit Committee's responsibilities.

Purpose

        The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders and others relating to the:

  a.
  integrity of the Company's financial statements;

  b.
  financial reporting process;

  c.
  systems of internal accounting and financial controls;

  d.
  performance of the Company's independent auditors;

  e.
  independent auditor's qualifications and independence; and

  f.
  Company's compliance with legal and regulatory requirements that may have an effect on the financial statements and with ethics policies.

        In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company.

        In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Audit Committee shall determine the appropriate funding by the Company for its activities; however, the Audit Committee will keep management of the Company informed of its needs so that the appropriate budgets may be established.

Duties and Responsibilities

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities on a regular basis to the Board of Directors. While the Audit Committee has the responsibilities and powers set forth in this

Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's annual financial statements and for reviewing the Company's unaudited interim financial statements.

        The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions, together with top management, to set the overall corporate tone for quality financial reporting, sound business risk practices and ethical behavior. The following principal duties and responsibilities of the Audit Committee are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

        The Audit Committee shall:

        1.     Be directly responsible for the appointment (subject to shareholder ratification), retention, termination and compensation of the independent auditors, and the independent auditors must report directly to the Audit Committee. The Audit Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Audit Committee shall confirm the regular rotation of the lead audit partner and reviewing partner as required by law. The Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee, whose decisions must be presented to the full Audit Committee at its next scheduled meeting. Management of the Company shall discuss in advance with the Audit Committee the rationale for employing audit firms other than the principal auditors.

        2.     Obtain and review, at least annually, a report by the independent auditors describing:

  a.
  the accounting firm's internal quality control procedures;

  b.
  any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

  c.
  all relationships between the independent auditor and the Company, management and Board members to assess the auditor's independence.

        3.     Establish guidelines to ensure that the independence of the independent auditors from the Company is maintained. In addition, the Audit Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Nasdaq standards.

        4.     Discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk, and legal and ethical compliance programs.

        5.     Meet separately with management and the independent auditors periodically, but at least twice a year, to discuss issues and concerns warranting Audit Committee attention. The Audit Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Audit Committee. The Audit Committee shall review with the independent auditor any audit problems or difficulties and management's response.

        6.     Receive a report from the independent auditors, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

        7.     Review, commencing no later than for the year ending December 31, 2005, management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion. The Audit Committee shall review with management and the independent auditor disclosures by the Company's Chief Executive Officer and Chief Financial Officer in connection with their personal certification of the Company's periodic reports or annual financial statements.

        8.     Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies in advance of their release.

        9.     Review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of any Quarterly Report on Form10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

        10.   Review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Form 10-K.

        11.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        12.   Review and concur in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer.

        13.   Review and approve in advance all related party transactions as defined by SEC regulations with the Company.

        14.   Review and approve quarterly expense reports of the Chief Executive Officer. This responsibility may be delegated to the Chair of the Audit Committee. This review will not delay the timely reimbursement of expenses as approved by the Chief Financial Officer.

        15.   Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

        16.   Evaluate periodically the possible need for an internal audit function at the Company.

        17.   Monitor the Company's compliance with the Nasdaq requirement for promptly reporting the receipt of a going concern qualification in an audit opinion from the independent auditors to Nasdaq and by a public announcement.

        18.   Meet annually with the Company's regular outside counsel (and in-house counsel, if applicable) to review legal and regulatory matters relating to matters that may have a material effect on the financial statements.

        19.   Prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

        20.   Perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

        In addition to the above responsibilities, the Audit Committee shall undertake such other duties as the Board of Directors delegate to it.

Revised: January 9, 2004

Fischer Imaging Corporation
PROXY
Annual Meeting of Stockholders June 29, 2004
This Proxy is Solicited on Behalf of the Board of Directors of
Fischer Imaging Corporation

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 29, 2004 and the Proxy Statement and appoints David Kirwan and Harris Ravine, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Fischer Imaging Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company, 12300 North Grant Street, Denver, Colorado 80241, on Tuesday, June 29, 2004 at 3:00 Mountain Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1.	To elect two Class I directors to serve for three-year terms ending in the year 2007 or until their successors are duly elected and qualified:
		FOR	WITHHOLD AUTHORITY TO VOTE
Todger Anderson

Dr. Gail Schoettler

To elect two Class III directors to serve for three-year terms ending in the year 2007 or until their successors are duly elected and qualified:
		FOR	WITHHOLD AUTHORITY TO VOTE
Harris Ravine

Charlotte Petersen

2.	APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN		☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The Board of Directors recommends a vote IN FAVOR OF the Class I and Class III directors listed above, IN FAVOR of the adoption of the 2004 Stock Incentive Plan and a vote IN FAVOR OF the final listed proposal. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the Class I and Class III directors listed above, and IN FAVOR OF the final proposal.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate)

Please sign your name:		Date:
(Authorized Signature(s))

QuickLinks

PROPOSAL ONE: ELECTION OF CLASS I DIRECTORS AND CLASS III DIRECTORS
PROPOSAL TWO: APPROVAL OF 2004 STOCK INCENTIVE PLAN
BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END STOCK OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
RETENTION BONUS PLAN
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
FIVE YEAR STOCK PRICE PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITOR FEES AND SERVICES
INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INCORPORATION BY REFERENCE
OTHER MATTERS
Fischer Imaging Corporation 2004 Stock Incentive Plan
Fischer Imaging Corporation Audit Committee Charter